Exhibit 21

ALABAMA

CareOne Home Health Services, Inc.

Four Rivers Medical Center PHO, Inc.

Selma Medical Center Hospital, Inc.

ALASKA

Chugach PT, Inc.

Columbia Behavioral Healthcare, Inc.

Columbia North Alaska Healthcare, Inc.

ARKANSAS

Columbia Health System of Arkansas, Inc.

BERMUDA

Parthenon Insurance Company, Limited

CALIFORNIA

Center for Advanced Imaging, LLC

CFC Investments, Inc.

CH Systems

Chino Community Hospital Corporation, Inc.

Columbia ASC Management, L.P.

Columbia Riverside, Inc.

Columbia/HCA San Clemente, Inc.

Encino Hospital Corporation, Inc.

Far West Division, Inc.

Galen-Soch, Inc.

Good Samaritan Surgery Center, L.P.

HCA Health Services of California, Inc.

Healdsburg General Hospital, Inc.

L E Corporation

Las Encinas Hospital

Los Gatos Surgical Center, a California Limited Partnership

Los Gatos Surgical Center

Los Robles Regional Medical Center

Los Robles Hospital & Medical Center

Los Robles SurgiCenter, LLC

Los Robles SurgiCenter

MCA Investment Company

Mission Bay Memorial Hospital, Inc.

Neuro Affiliates Company

Riverside Healthcare System, L.P.

Riverside Community Hospital

Riverside Holdings, Inc.

Riverside Surgicenter, L.P.

San Joaquin Surgical Center, Inc.

San Jose Pathology Outreach, LLC

Southwest Surgical Clinic, Inc.

Surgicare of Good Samaritan, LLC

Surgicare of Los Gatos, Inc.

Surgicare of Los Robles, LLC

Surgicare of Riverside, LLC

Surgicare of West Hills, Inc.

West Hills Hospital

West Hills Hospital & Medical Center

West Hills Surgical Center, Ltd.

West Hills Surgical Center

West Los Angeles Physicians’ Hospital, Inc.

Westminster Community Hospital

CAYMAN ISLANDS

Health Midwest Insurance Company, Ltd.

COLORADO

Altitude Mid Level Providers, LLC

Centrum Surgery Center, Ltd.

Centrum Surgical Center

Clear Creek Surgery Center, LLC

Clear Creek Surgery Center

Colorado Health Systems, Inc.

Columbine Psychiatric Center, Inc.

Continental Division I, Inc.

Denver Mid-Town Surgery Center, Ltd.

Midtown Surgical Center

Diagnostic Mammography Services, G.P.

Galen of Aurora, Inc.

HCA-HealthONE LLC

North Suburban Medical Center

Presbyterian/St. Luke’s Medical Center

Rose Medical Center

Sky Ridge Medical Center

Swedish Medical Center

The Medical Center of Aurora

Health Care Indemnity, Inc.

HealthONE at Breckenridge, LLC

HealthONE Aurora Investment, LLC

HealthONE Clear Creek, LLC

HealthONE Clinic Services - Bariatric Medicine, LLC

HealthONE Clinic Services - Behavioral Health, LLC

HealthONE Clinic Services - Cancer Specialties, LLC

HealthONE Clinic Services - Cardiovascular, LLC

HealthONE Clinic Services - Medical Specialties, LLC

HealthONE Clinic Services - Neurosciences, LLC

HealthONE Clinic Services - Obstetrics and Gynecology, LLC

HealthONE Clinic Services - Occupational Medicine, LLC

HealthONE Clinic Services - Oncology Hematology, LLC

HealthONE Clinic Services - Orthopedic Specialists, LLC

HealthONE Clinic Services - Otolaryngology Specialists, LLC

HealthONE Clinic Services - Pediatric Cardiovascular Surgery, LLC

HealthONE Clinic Services - Pediatric Specialties, LLC

HealthONE Clinic Services - Primary Care, LLC

HealthONE Clinic Services - Spine Surgeons LLC

HealthONE Clinic Services - Surgery Neurological, LLC

HealthONE Clinic Services - Surgical Specialties, LLC

HealthONE Clinic Services - Youth Rehabilitation LLC

HealthONE Clinic Services LLC

HealthONE High Street Primary Care Center, LLC

HealthONE Institutes for Clinical Research, LLC

HealthOne Lincoln Investment, LLC

HealthONE Lowry, LLC

HealthONE of Denver, Inc.

HealthONE Radiation Therapy at Red Rocks, LLC

HealthONE Radiation Therapy at Thornton, LLC

HealthONE Ridge View Endoscopy Center, LLC

Ridge View Endoscopy Center

HealthONE Surgicare of Ridge View, LLC

HealthONE Urologic, LLC

HealthOne Westside Investment, LLC

Hospital-Based CRNA Services, Inc.

Lakewood Outpatient Surgical Center, Ltd.

Lakewood Surgicare, Inc.

Lincoln Surgery Center, LLC

Lincoln Surgery Center

Lowry Surgery Center, LLC

Lowry Surgery Center

Medical Care America Colorado, LLC

Medical Imaging of Colorado LLC

Mountain View MRI Associates, Ltd.

MOVCO, Inc.

New Rose Holding Company, Inc.

North Suburban Medical Group

North Suburban Spine Center, L.P.

Musculoskeletal Surgery Center

North Suburban Surgery Center, L.P.

North Suburban Surgery Center

Outpatient Surgery Center of Lakewood, L.P.

P/SL Hyperbaric Partnership

Proaxis Therapy HealthOne LLC

Red Rocks Surgery Center, LLC

Red Rocks Surgery Center

Rocky Mountain Pediatric Hematology Oncology, LLC

Rocky Mountain Surgery Center, LLC

Rocky Mountain Surgery Center

Rose Ambulatory Surgery Center, L.P.

Rose Surgical Center

Rose Health Partners, LLC

Rose Medical Plaza, Ltd.

Rose POB, Inc.

Sky Ridge Spine Manager, LLC

Sky Ridge Surgery Center, L.P.

Sky Ridge Surgical Center

Sky Ridge Total Joint Manager, LLC

Southwest Medpro, Ltd.

Surgery Center of the Rockies, LLC

Surgicare of Denver Mid-Town, Inc.

Surgicare of North Suburban, LLC

Surgicare of Rose, LLC

Surgicare of Sky Ridge, LLC

Surgicare of Southeast Denver, Inc.

Surgicare of Swedish, LLC

Surgicare of Thornton, LLC

Swedish Medpro, Inc.

Swedish MOB II, Inc.

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

Swedish MOB, LLC

Urology Surgery Center of Colorado, LLC

Urology Surgery Center

DELAWARE

AC Med, LLC

Aligned Business Consortium Group, L.P.

Alpharetta Imaging Services, LLC

Alternaco, LLC

American Medicorp Development Co.

Ami-Point GA, LLC

AOGN, LLC

Appledore Medical Group, Inc.

AR Holding 1, LLC

AR Holding 2, LLC

AR Holding 3, LLC

AR Holding 4, LLC

AR Holding 5, LLC

AR Holding 6, LLC

AR Holding 7, LLC

AR Holding 8, LLC

AR Holding 9, LLC

AR Holding 10, LLC

AR Holding 11, LLC

AR Holding 12, LLC

AR Holding 13, LLC

AR Holding 14, LLC

AR Holding 15, LLC

AR Holding 16, LLC

AR Holding 17, LLC

AR Holding 18, LLC

AR Holding 19, LLC

AR Holding 20, LLC

AR Holding 21, LLC

AR Holding 22, LLC

AR Holding 23, LLC

AR Holding 24, LLC

AR Holding 25, LLC

AR Holding 26, LLC

AR Holding 27, LLC

AR Holding 28, LLC

AR Holding 29, LLC

AR Holding 30, LLC

Arkansas Medical Park, LLC

ASD Shared Services, LLC

Atlanta Healthcare Management, L.P.

Atlanta Market GP, Inc.

Atlanta Orthopaedic Surgical Center, Inc.

Aventura Cancer Center Manager, LLC

Bayshore Partner, LLC

Belton Family Practice Clinic, LLC

Boca Raton Open Imaging Center, LLC

Boynton Beach EFL Imaging Center, LLC

Bradenton Outpatient Services, LLC

Brandon Imaging Manager, LLC

Brandon Regional Cancer Center, LLC

Brandon SRS Management Services, LLC

C/HCA Capital, Inc.

C/HCA, Inc.

California Imaging Center Manager, LLC

Cancer Centers of North Florida, LLC

Cancer Services of Aventura, LLC

Carolina Forest Imaging Manager, LLC

Centennial CyberKnife Center, LLC

Centennial CyberKnife Manager, LLC

Centerpoint Medical Center of Independence, LLC

Centerpoint Medical Center

Central Florida Diagnostic Cardiology Center, LLC

Central Florida Imaging Services, LLC

Central Health Holding Company, Inc.

Central Health Services Hospice, Inc.

Chattanooga ASC, LLC

CHC Finance Co.

CHC Payroll Agent, Inc.

CHCA Bayshore, L.P.

Bayshore Medical Center

CHCA Clear Lake, L.P.

Clear Lake Regional Medical Center

Mainland Medical Center, a campus of Clear Lake Regional Medical Center

CHCA Conroe, L.P.

Conroe Regional Medical Center

CHCA Hospital LP, Inc.

CHCA Mainland, L.P.

Mainland Medical Center

CHCA Palmyra Partner, Inc.

CHCA West Houston, L.P.

West Houston Medical Center

CHCA Woman’s Hospital, L.P.

Woman’s Hospital of Texas

Cheray and Samuels, LLC

Clear Lake Cardiac Catheterization Center, L.P.

Clear Lake Cardiac GP, LLC

Clear Lake Merger, LLC

Clear Lake Regional Partner, LLC

ClinicServ, LLC

Clipper Cardiovascular Associates, Inc.

Coastal Bend Hospital, Inc.

Coastal Healthcare Services, Inc.

Cobb Imaging Services, LLC

Coliseum Health Group, LLC

Coliseum Medical Center, LLC

Coliseum Medical Centers

Coliseum Psychiatric Center, LLC

Coliseum Center for Behavioral Health

Coliseum Surgery Center, L.L.C.

Columbia Behavioral Health, LLC

Columbia Hospital (Palm Beaches) Limited Partnership

Columbia Hospital

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston

Columbia Hospital Corporation-Delaware

Columbia Palm Beach GP, LLC

Columbia Rio Grande Healthcare, L.P.

Rio Grande Regional Hospital

Columbia Valley Healthcare System, L.P.

Valley Regional Medical Center

Columbia Westbank Healthcare, L.P.

Columbia/HCA Middle East Management Company

Columbia-SDH Holdings, Inc.

Columbus Cath Lab, Inc.

Columbus Cath Lab, LLC

Concept EFL Imaging Center, LLC

Concept West EFL Imaging Center, LLC

Conroe Partner, LLC

CoralStone Management, Inc.

COSCORP, LLC

CPS TN Processor 1, Inc.

CRMC-M, LLC

Dallas/Ft. Worth Physician, LLC

Delray EFL Imaging Center, LLC

Delta Division, Inc.

Doctors Hospital of Augusta, LLC

Doctors Hospital

Douglasville Imaging Services, LLC

Drake Management Company

East Florida Imaging Holdings, LLC

EMMC, LLC

EP Health, LLC

EP Holdco, LLC

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.

EPIC Healthcare Management Company

EPIC Surgery Centers, Inc.

Extendicare Properties, Inc.

Fairview Park GP, LLC

Fairview Partner, LLC

Family Care of E. Jackson County, LLC

FHAL, LLC

Forest Park Surgery Pavilion, Inc.

Forest Park Surgery Pavilion, L.P.

Fort Bend Hospital, Inc.

Galen (Kansas) Merger, LLC

Galen BH, Inc.

Galen Finance, LLC

Galen Global Finance, Inc.

Galen GOK, LLC

Galen Holdco, LLC

Galen Hospital Alaska, Inc.

Alaska Regional Hospital

Galen International Capital, Inc.

Galen International Holdings, Inc.

Galen KY, LLC

Galen LA, LLC

Galen MCS, LLC

Galen Medical Corporation

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen SOM, LLC

Galen SSH, LLC

Galendeco, Inc.

GalTex, LLC

Garden Park Community Hospital Limited Partnership

Gardens EFL Imaging Center, LLC

Georgia Health Holdings, Inc.

Georgia, L.P.

GHC-Galen Health Care, LLC

Good Samaritan Hospital, L.P.

Good Samaritan Hospital

Good Samaritan Hospital, LLC

Goppert-Trinity Family Care, LLC

GPCH-GP, Inc.

Garden Park Medical Center

Grand Strand Regional Medical Center, LLC

Grand Strand Regional Medical Center

Grandview Health Care Clinic, LLC

H.H.U.K., Inc.

HCA - IT&S Field Operations, Inc.

HCA - IT&S Inventory Management, Inc.

HCA - IT&S TN Field Operations, Inc.

HCA Health Services of Midwest, Inc.

HCA Holdco, LLC

HCA Imaging Services of North Florida, Inc.

HCA Inc.

HCA International Finance LLP

HCA Management Services, L.P.

HCA Outpatient Imaging Services Group, Inc.

HCA Property GP, LLC

HCA Psychiatric Company

HCA Squared, LLC

HCA Wesley Rehabilitation Hospital, Inc.

HCA-Access Healthcare Holdings, LLC

HCA-Access Healthcare Partner, Inc.

HCA-EmCare Holdings, LLC

HCA-EMS Holdings, LLC

HCAPS Anesthesia Manager, LLC

Health Insight Capital, LLC

Health Services (Delaware), Inc.

Health Services Merger, Inc.

Healthcare Technology Assessment Corporation

Healthco, LLC

Healthnet of Kentucky, LLC

Healthserv Acquisition, LLC

Healthtrust MOB Tennessee, LLC

Healthtrust Purchasing Group, L.P.

Healthtrust, Inc. - The Hospital Company

Hearthstone Home Health, Inc.

Heathrow Imaging, LLC

Hendersonville ODC, LLC

Henrico Doctors Hospital - Forest Campus Property, LLC

HHNC, LLC

Highway 50 Real Estate, LLC

hInsight - Nasolux Holdings, LLC

hInsight-Airstrip Holdings, LLC

HM OMCOS, LLC

Hospital Corp., LLC

Hospital Development Properties, Inc.

Hospital Partners Merger, LLC

Houston Healthcare Holdings, Inc.

Houston Woman’s Hospital Partner, LLC

HPG Enterprises, LLC

HPG Solutions, LLC

HSS Holdco, LLC

HSS Systems, LLC

HTI Hospital Holdings, Inc.

HTI MOB, LLC

Imaging Services of Appomattox, LLC

Imaging Services of Jacksonville, LLC

Imaging Services of Louisiana Manager, LLC

Imaging Services of Louisiana, LLC

Imaging Services of Orlando, LLC

Imaging Services of Richmond, LLC

Imaging Services of Roanoke, LLC

Imaging Services of West Boynton, LLC

IMX Holdings, LLC

Independence Regional Medical Group, LLC

Indian Path, LLC

Indianapolis Hospital Partner, LLC

Integrated Regional Laboratories, LLP

InterMedHx, LLC

Jackson County Medical Group, LLC

JCSH, LLC

JCSHLP, LLC

JFK Medical Center Limited Partnership

JFK Medical Center

Jupiter EFL Imaging Center, LLC

JV Investor, LLC

Kansas Healthserv, LLC

Katy Medical Center, Inc.

Kendall Regional Medical Center, LLC

Lake City Imaging, LLC

Lakeland Medical Center, LLC

Lakeside Radiology, LLC

Lakeview Medical Center, LLC

Lakeview Regional Medical Center

Laredo Medco, LLC

Lee’s Summit Family Care, LLC

Lewis-Gale Medical Center, LLC

Lewis-Gale Medical Center

Low Country Health Services, Inc. of the Southeast

Macon Healthcare, LLC

Macon Northside Health Group, LLC

Macon Northside Hospital, LLC

Coliseum Northside Hospital

Management Services Holdings, Inc.

Mayhill Cancer Center, LLC

Medical Arts Hospital of Texarkana, Inc.

Medical Care America, LLC

Medical Care Financial Services Corp.

Medical Care Real Estate Finance, Inc.

Medical Center of Plano Partner, LLC

Medical Centers of Oklahoma, LLC

Medical City Dallas Partner, LLC

Medical Corporation of America

Medical Office Buildings of Kansas, LLC

Medical Specialties, Inc.

MediStone Healthcare Ventures, Inc.

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.

Miami Beach EFL Imaging Center, LLC

MidAmerica Oncology, LLC

Mid-Continent Health Services, Inc.

Middle Georgia Hospital, LLC

Midtown Diagnostics, LLC

Midwest Division - ACH, LLC

Allen County Hospital

Midwest Division - CMC, LLC

Midwest Division - LRHC, LLC

Lafayette Regional Health Center

Midwest Division - LSH, LLC

Lee’s Summit Medical Center

Midwest Division - MCI, LLC

Midwest Division - MII, LLC

Midwest Division - MMC, LLC

Menorah Medical Center

Midwest Division - OPRMC, LLC

Overland Park Regional Medical Center

Midwest Division - PFC, LLC

Midwest Division - RMC, LLC

Research Medical Center

Midwest Division - RPC, LLC

Research Psychiatric Center

Midwest Division - TLM, LLC

Midwest Holdings, Inc.

Midwest Medicine Associates, LLC

Midwest Metropolitan Physicians Group, LLC

Mira Healthcare, LLC

Mobile Corps., Inc.

MRT&C, Inc.

Nashville Shared Services General Partnership

North Augusta Imaging Management, LLC

North Augusta Imaging Services, LLC

North Brandon Imaging, LLC

North Florida Cancer Center Lake City, LLC

North Florida Cancer Center Live Oak, LLC

North Florida Cancer Center Tallahassee, LLC

North Florida Radiation Oncology, LLC

North Miami Beach Surgery Center Limited Partnership

North Miami Beach Surgical Center

North Miami Beach Surgical Center, LLC

North Tampa Imaging, LLC

North Texas Medical Center, Inc.

Northeast Florida Cancer Services, LLC

Northwest Fla. Home Health Agency, Inc.

Notami Hospitals, LLC

Notami, LLC

Notco, LLC

NTGP, LLC

NTMC Ambulatory Surgery Center, L.P.

NTMC Management Company

NTMC Venture, Inc.

Ocala Stereotactic Radiosurgery Partner, LLC

Ocala Stereotactic Radiosurgery, LLC

Ogden Tomotherapy Manager, LLC

Ogden Tomotherapy, LLC

OHH Imaging Services, LLC

Oncology Services of Corpus Christi Manager, LLC

Oncology Services of Corpus Christi, LLC

Orlando Outpatient Surgical Center, Inc.

Outpatient Cardiovascular Center of Central Florida, LLC

Outpatient GP, LLC

Outpatient LP, LLC

Outpatient Services - LAD, LLC

Outpatient Services Holdings, Inc.

Palm Beach EFL Imaging Center, LLC

Palms West Hospital Limited Partnership

Palms West Hospital

Palmyra Park GP, Inc.

Paragon SDS, Inc.

Paragon WSC, Inc.

Parallon Holdings, LLC

Parkland Physician Services, Inc.

Parkway Hospital, Inc.

Pearland Partner, LLC

Pinellas Medical, LLC

Pioneer Medical, LLC

Plano Heart Institute, L.P.

Plano Heart Management, LLC

Plantation General Hospital, L.P.

Mercy Hospital, a Campus of Plantation General Hospital

Plantation General Hospital

PMM, Inc.

POH Holdings, LLC

Portsmouth Regional Ambulatory Surgery Center, LLC

Portsmouth Regional Ambulatory Surgery Center

Preferred Works WC, LLC

Primary Care Acquisition, Inc.

Primary Medical Management, Inc.

Radiation Oncology Manager, LLC

RCH, LLC

Red Rock at Maryland Parkway, LLC

Red Rock at Smoke Ranch, LLC

Red Rock Holdco, LLC

Reston Hospital Center, LLC

Reston Hospital Center

RHA MSO, LLC

Riverside CyberKnife Manager, LLC

Riverside CyberKnife, LLC

Riverside Hospital, Inc.

Riverside Imaging, LLC

RMC HBP, LLC

Round Rock Hospital, Inc.

Samaritan, LLC

San Bernardino Imaging, LLC

San Jose Healthcare System, LP

Regional Medical Center of San Jose

San Jose Hospital, L.P.

San Jose Medical Center, LLC

San Jose, LLC

Sarah Cannon Research Institute, LLC

SCRI Holdings, LLC

Sino American Healthcare Consulting, LLC

SJMC, LLC

SMCH, LLC

South Bay Imaging, LLC

South Brandon Imaging, LLC

South Valley Hospital, L.P.

Southtown Women’s Clinic, LLC

Spalding Rehabilitation L.L.C.

Spalding Rehabilitation Hospital

Spring Hill Imaging, LLC

Springview KY, LLC

Stereotactic Radiosurgery Systems of Brandon, LLC

Stiles Road Imaging LLC

Stones River Hospital, LLC

Suburban Medical Center at Hoffman Estates, Inc.

Summit General Partner, Inc.

Summit Medical Assoc., LLC

Summit Outpatient Diagnostic Center, LLC

Sun Bay Medical Office Building, Inc.

Sun City Imaging, LLC

Sun-Med, LLC

Sunrise Hospital and Medical Center, LLC

Sunrise Hospital & Medical Center

Surgicare of Denton, Inc.

Surgicare of Plano, Inc.

Surgico, LLC

Swedish MOB Acquisition, Inc.

TBHI Outpatient Services, LLC

Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.

Terre Haute Regional Hospital, L.P.

Terre Haute Regional Hospital

The Medical Group of Kansas City, LLC

Total Imaging - Parsons, LLC

Town Plaza Family Practice, LLC

Trident Medical Center, LLC

Trident Medical Center

Tuckahoe Surgery Center, LP

Parham Surgery Center

Ultra Imaging Management Services, LLC

Ultra Imaging of Tampa, LLC

Utah Medco, LLC

Value Health Management, Inc.

VHSC Plantation, LLC

Vicksburg Diagnostic Services, L.P.

Washington Holdco, LLC

Wesley Cath Lab, LLC

Wesley Manager, LLC

Wesley Medical Center, LLC

Wesley Medical Center

West Boynton Beach Open Imaging Center, LLC

West Florida Imaging Services, LLC

West Florida PET Services, LLC

West Houston, LLC

Westbury Hospital, Inc.

WHG Medical, LLC

WJHC, LLC

Woman’s Hospital Merger, LLC

Women’s Hospital Indianapolis GP, Inc.

Women’s Hospital Indianapolis, L.P.

FLORIDA

Access 2 Health Care Physicians, LLC

Access Health Care Physicians, LLC

Access Management Co., LLC

Ace Leasing II, LLC

All About Staffing, Inc.

Ambulatory Laser Associates, GP

Ambulatory Surgery Center Group, Ltd.

Ambulatory Surgery Center

Atlantis Surgicare, LLC

Aventura Comprehensive Cancer Research Group of Florida, Inc.

Aventura Healthcare Specialists LLC

Aventura Neurosurgery, LLC

BAMI Property, LLC

Bannerman Family Care, LLC

Bay Hospital, Inc.

Gulf Coast Medical Center

Bayonet Point Surgery Center, Ltd.

Bayonet Point Surgery and Endoscopy Center

Bayside Ambulatory Center, LLC

Beach Primary Care, LLC

Behavioral Health Sciences of West Florida, LLC

Belleair Surgery Center, Ltd.

Belleair Surgery Center

Big Cypress Medical Center, Inc.

Bonita Bay Surgery Center, Inc.

Bonita Bay Surgery Center, Ltd.

Bradenton Cardiology Physician Network, LLC

Brandon Surgi-Center, Ltd.

Brandon Surgery Center

Broward Cardiovascular Surgeons, LLC

Broward Healthcare System, Inc.

Broward Neurosurgeons, LLC

Cape Coral Surgery Center, Inc.

Cape Coral Surgery Center, Ltd.

Capital Regional Healthcare, LLC

CCH-GP, Inc.

Cedarcare, Inc.

Cedars BTW Program, Inc.

Cedars Gastroenterologists, LLC

Cedars Healthcare Group, Ltd.

Cedars International Cardiology Consultants, LLC

Cedars Medical Center Hospitalists, LLC

Central Florida Cardiology Interpretations, LLC

Central Florida Division Practice, Inc.

Central Florida Obstetrics & Gynecology Associates, LLC

Central Florida Physician Network, LLC

Central Florida Regional Hospital, Inc.

Central Florida Regional Hospital

Collier County Home Health Agency, Inc.

Columbia Behavioral Health, Ltd.

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Central Florida Division, Inc.

Columbia Development of Florida, Inc.

Columbia Eye and Specialty Surgery Center, Ltd.

Tampa Eye & Specialty Surgery Center

Columbia Florida Group, Inc.

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward

Westside Regional Medical Center

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation-SMM

Columbia Jacksonville Healthcare System, Inc.

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Midtown Joint Venture

Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Regional Medical Center Limited Partnership

Columbia Ocala Regional Medical Center Physician Group, Inc.

Columbia Palm Beach Healthcare System Limited Partnership

Columbia Park Healthcare System, Inc.

Columbia Park Medical Center, Inc.

Columbia Physician Services - Florida Group, Inc.

Columbia Primary Care, LLC

Columbia Resource Network, Inc.

Columbia Tampa Bay Division, Inc.

Columbia-Osceola Imaging Center, Inc.

Community Hospital Family Practice, LLC

Coral Springs Surgi-Center, Ltd.

Surgery Center at Coral Springs

Countryside Surgery Center, Ltd.

Countryside Surgery Center

Daytona Medical Center, Inc.

Diagnostic Breast Center, Inc.

Doctors Osteopathic Medical Center, Inc.

Doctors Same Day Surgery Center, Inc.

Doctors Same Day Surgery Center, Ltd.

Doctors Same Day Surgery Center

DOMC Property, LLC

East Florida Behavioral Health Network, LLC

East Florida Division, Inc.

East Florida Emergency Physician Group, LLC

East Florida Hospitalists, LLC

East Florida Primary Care, LLC

East Pointe Hospital, Inc.

Edward White Hospital, Inc.

Edward White Hospital

Emergency Providers Group LLC

Englewood Community Hospital, Inc.

Englewood Community Hospital

Family Care Partners, LLC

Fawcett Memorial Hospital, Inc.

Fawcett Memorial Hospital

Florida Home Health Services-Private Care, Inc.

Florida Outpatient Surgery Center, Ltd.

Florida Surgery Center

Fort Myers Market, Inc.

Fort Pierce Immediate Care Center, Inc.

Fort Pierce Orthopaedics, LLC

Fort Pierce Surgery Center, Ltd.

Fort Walton Beach Medical Center, Inc.

Fort Walton Beach Medical Center

Freeport Family Medicine, LLC

Ft. Pierce Surgicare, LLC

Ft. Walton Beach Anesthesia Services, LLC

Gainesville GYN Oncology of North Florida Regional Medical Center, LLC

Gainesville Physicians, LLC

Galen Diagnostic Multicenter, Ltd.

Galen Hospital-Pembroke Pines, Inc.

Galen of Florida, Inc.

St. Petersburg General Hospital

Galencare, Inc.

Brandon Regional Hospital

Northside Hospital

Grant Center Hospital of Ocala, Inc.

Gulf Coast Inpatient Specialists, LLC

Gulf Coast Medical Center Primary Care, LLC

Gulf Coast Multispecialty Services, LLC

Hamilton Memorial Hospital, Inc.

HCA - Viera ALF, LLC

HCA - WHS Progressive, LLC

HCA - WHS Services, LLC

HCA Family Care Center, Inc.

HCA Health Services of Florida, Inc.

Blake Medical Center

Oak Hill Hospital

Regional Medical Center Bayonet Point

St. Lucie Medical Center

HCA Health Services of Miami, Inc.

HCA Outpatient Clinic Services of Miami, Inc.

HD&S Corp. Successor, Inc.

HealthCoast Physician Group, LLC

Heathrow Internal Medicine, LLC

Heritage Family Care, LLC

Homecare North, Inc.

Hospital Corporation of Lake Worth

ICC Healthcare, LLC

Integrated Regional Lab, LLC

Integrated Regional Laboratories Pathology Services, LLC

Intensive Care Consortium, Inc.

Internal Medicine Services of Osceola, LLC

Jacksonville Multispecialty Services, LLC

Jacksonville Specialists, LLC

Jacksonville Surgery Center, Ltd.

Jacksonville Surgery Center

JFK Internal Medicine Faculty Practice, LLC

JFK Occupational Medicine, LLC

JFK Real Properties, Ltd.

Kendall Healthcare Group, Ltd.

Kendall Regional Medical Center

Kendall Vascular Surgery, LLC

Kingsley Family Care, LLC

Kissimmee Surgicare, Ltd.

Kissimmee Surgery Center

LAD Imaging, LLC

Lake City Regional Medical Group, LLC

Lake Nona Hospital, Inc.

Largo Cardiology, LLC

Largo Medical Center, Inc.

Largo Medical Center

Largo Medical Center - Indian Rocks

Largo Physician Group, LLC

Laurel Grove Surgery Center, LLC

Lawnwood Cardiovascular Surgery, LLC

Lawnwood Healthcare Specialists, LLC

Lawnwood Medical Center, Inc.

Lawnwood Regional Medical Center & Heart Institute

Lawnwood Pavilion Physician Services, LLC

Live Oak Immediate Care Center, LLC

M & M of Ocala, Inc.

Manatee Surgicare, Ltd.

Gulf Coast Surgery Center

Marion Community Hospital, Inc.

Ocala Regional Medical Center

Medical Associates of Ocala, LLC

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.

Medical Imaging Center of Ocala [General Partnership]

Medical Partners of North Florida, LLC

Memorial Family Practice Associates, LLC

Memorial Health Primary Care at St. Johns Bluff, LLC

Memorial Healthcare Group, Inc.

Memorial Hospital Jacksonville

Specialty Hospital

Memorial Neurosurgery Group, LLC

Memorial Surgicare, Ltd.

Plaza Surgery Center II

Mercy ASC, LLC

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

Miami Beach Healthcare Group, Ltd.

Aventura Hospital and Medical Center

Miami Lakes Surgery Center, Ltd.

Miami Lakes Surgery Center

Navarre Family Care, LLC

Network MS of Florida, Inc.

New Port Richey Hospital, Inc.

Community Hospital

New Port Richey Surgery Center, Ltd.

New Port Richey Surgery Center

Niceville Family Practice, LLC

North Central Florida Health System, Inc.

North Florida Division I, Inc.

North Florida Division Practice, Inc.

North Florida GI Center GP, Inc.

North Florida GI Center, Ltd.

North Florida Endoscopy Center

North Florida Immediate Care Center, Inc.

North Florida Neurosurgery, LLC

North Florida Outpatient Imaging Center, Ltd.

North Florida Physician Services, Inc.

North Florida Physicians, LLC

North Florida Regional Medical Center, Inc.

North Florida Regional Medical Center

North Florida Regional Medical Center, Inc.

North Florida Regional Otolaryngology, LLC

North Florida Rehab Investments, LLC

North Florida Surgical Associates, LLC

North Palm Beach County Surgery Center, LLC

North County Surgicenter

North River Physician Network, LLC

North Transfer Center, LLC

Northside MRI, Inc.

Northwest Florida Cardiology, LLC

Northwest Florida Healthcare Systems, Inc.

Northwest Florida Multispecialty Physicians, LLC

Northwest Florida Primary Care, LLC

Northwest Medical Center, Inc.

Northwest Medical Center

Notami Hospitals of Florida, Inc.

Lake City Medical Center

Oak Hill Acquisition, Inc.

Oak Hill Family Care, LLC

Oak Hill Hospitalists, LLC

Ocala Health Imaging Services, LLC

Ocala Health Primary Care, LLC

Ocala Health Surgical Group, LLC

Ocala Regional Outpatient Services, Inc.

Okaloosa Hospital, Inc.

Twin Cities Hospital

Okeechobee Hospital, Inc.

Raulerson Hospital

Orange Park Hospitalists, LLC

Orange Park Medical Center, Inc.

Orange Park Medical Center

Orlando Surgicare, Ltd.

Same Day Surgicenter of Orlando

Osceola Neurological Associates, LLC

Osceola Physician Network, LLC

Osceola Regional Hospital, Inc.

Osceola Regional Medical Center

Osceola Regional Hospitalists, LLC

Osceola Surgical Associates, LLC

Outpatient Surgical Services, Ltd.

Outpatient Surgical Services

P&L Associates

Palm Beach General Surgery, LLC

Palm Beach Healthcare System, Inc.

Palm Beach Hospitalists Program, LLC

Palms West Gastroenterology, LLC

Palms West Pediatric Neurosurgery, Inc.

Palms West Surgery Center, Ltd.

Palms West Surgicenter

Park South Imaging Center, Ltd.

Pediatric Intensivist Group, LLC

Pensacola Primary Care, Inc.

Pinellas Surgery Center, Ltd.

Center for Special Surgery

Pinnacle Physician Network, LLC

Port St. Lucie Surgery Center, Ltd.

St. Lucie Surgery Center

Premier Medical Management, Ltd.

Primary Care Medical Associates, Inc.

Pulmonary Renal Intensivist Group, LLC

Putnam Hospital, Inc.

Raulerson Gastroenterology, LLC

Raulerson GYN, LLC

Raulerson Primary Care, LLC

Sarasota Doctors Hospital, Inc.

Doctors Hospital of Sarasota

South Broward Practices, Inc.

South Florida Division Practice, Inc.

South Transfer Center, LLC

Southwest Florida Health System, Inc.

Southwest Florida Regional Medical Center, Inc.

Space Coast Surgical Center, Ltd.

Merritt Island Surgery Center

Specialty Hospitalists at Ft. Walton Beach, LLC

Spinal Disorder and Pain Treatment Institute, LLC

St. Lucie Hospitalists, LLC

St. Lucie Medical Center Hyperbarics, LLC

St. Lucie Medical Center Walk-In Clinic, LLC

St. Lucie Medical Specialists, LLC

St. Lucie West Primary Care, LLC

St. Petersburg General Surgery, LLC

Sun City Hospital, Inc.

South Bay Hospital

Surgery Center of Atlantis, LLC

Atlantis Outpatient Center

Surgery Center of Aventura, Ltd.

Surgery Center of Aventura

Surgery Center of Ft. Pierce, Ltd

Surgery Center of Port Charlotte, Ltd.

Gulf Pointe Surgery Center

Surgical Park Center, Ltd.

Surgical Park Center

Surgicare America - Winter Park, Inc.

Surgicare of Altamonte Springs, Inc.

Surgicare of Aventura, LLC

Surgicare of Bayonet Point, Inc.

Surgicare of Bayside, LLC

Surgicare of Brandon, Inc.

Surgicare of Central Florida, Inc.

Surgicare of Countryside, Inc.

Surgicare of Florida, Inc.

Surgicare of Ft. Pierce, Inc.

Surgicare of Kissimmee, Inc.

Surgicare of Laurel Grove, LLC

Surgicare of Manatee, Inc.

Surgicare of Merritt Island, Inc.

Surgicare of Miami Lakes, LLC

Surgicare of New Port Richey, Inc.

Surgicare of Orange Park, Inc.

Surgicare of Orange Park, Ltd.

Orange Park Surgery Center

Surgicare of Orlando, Inc.

Surgicare of Palms West, LLC

Surgicare of Pinellas, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port Charlotte, LLC

Surgicare of Port St. Lucie, Inc.

Surgicare of St. Andrews, Inc.

Surgicare of St. Andrews, Ltd.

Surgery Center at St. Andrews

Surgicare of Stuart, Inc.

Surgicare of Tallahassee, Inc.

Tallahassee Community Network, Inc.

Tallahassee Medical Center, Inc.

Capital Regional Medical Center

Tallahassee Orthopedic Surgery Partners, Ltd.

Tallahassee Outpatient Surgery Center

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

The Neurohealth Sciences Center, LLC

Total Imaging - Hudson, LLC

Total Imaging - North St. Petersburg, LLC

Travel Medicine and Infections, LLC

University Healthcare Specialists, LLC

University Hospital, Ltd.

University Hospital and Medical Center

Venture Ambulatory Surgery Center, LLC

Venture Ambulatory Surgery Center

Venture Medical Management, LLC

West Florida Behavioral Health, Inc.

West Florida Cardiology Network, LLC

West Florida Division, Inc.

West Florida Gulf Coast Primary Care, LLC

West Florida HealthWorks, LLC

West Florida Internal Medicine, LLC

West Florida Physician Network, LLC

West Florida Regional Medical Center, Inc.

West Florida Hospital

West Florida Specialty Physicians, LLC

West Florida Trauma Network, LLC

West Jacksonville Medical Center, Inc.

Westside Surgery Center, Ltd.

Parkside Surgery Center

Wildwood Medical Center, Inc.

Women’s Health Center of Central Florida, LLC

GEORGIA

Acworth Immediate Care, LLC

Albany Family Practice, LLC

Albany Neurosurgery Center, LLC

AOSC Sports Medicine, Inc.

Atlanta Home Care, L.P.

Atlanta Outpatient Surgery Center, Inc.

Atlanta Surgery Center, Ltd.

Atlanta Outpatient Peachtree Dunwoody Center

Atlanta Outpatient Surgery Center

Pediatric Surgery Center at Atlanta Outpatient

Augusta Inpatient Services, LLC

Augusta Multispecialty Services, LLC

Augusta Primary Care Services, LLC

Augusta Specialty Hospitalists, LLC

Buckhead Surgical Services, L.P.

Byron Family Practice, LLC

Cartersville Medical Center, LLC

Cartersville Medical Center

Cartersville Occupational Medicine Center, LLC

Cartersville Physician Practice I, LLC

Cartersville Urgent Care, LLC

CCBH Psychiatric Hospitalists, LLC

Center for Colorectal Care, LLC

Chatsworth Hospital Corp.

Church Street Partners

Coliseum Health Group, Inc.

Coliseum Park Hospital, Inc.

Coliseum Primary Care Services, LLC

Coliseum Primary Healthcare - Macon, LLC

Coliseum Primary Healthcare - Riverside, LLC

Coliseum Professional Associates, LLC

Coliseum Same Day Surgery Center, L.P.

Coliseum Same Day Surgery Center

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Polk General Hospital, Inc.

Polk Medical Center

Columbia Surgicare of Augusta, Ltd.

Augusta Surgical Center

Columbia-Georgia PT, Inc.

Columbus Cardiology, Inc.

Columbus Doctors Hospital, Inc.

Diagnostic Services, G.P.

Doctors Hospital Center for Occupational Medicine, LLC

Doctors Hospital Columbus GA-Joint Venture

Doctors Hospital of Augusta Neurology, LLC

Doctors Hospital Surgery Center, L.P.

Evans Surgery Center

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-IX, Inc.

Doctors-V, Inc.

Doctors-VI, Inc.

Doctors-VII, Inc.

Doctors-VIII, Inc.

Doctors-X, Inc.

Dublin Community Hospital, LLC

Dublin Heart Specialists, LLC

Dublin Multispecialty, LLC

Dunwoody Physician Practice Network, Inc.

Eastside General Surgery, LLC

Eastside Medical Center, LLC

Eastside Medical Center

Eastside Surgery Center, LLC

EHCA Diagnostics, LLC

EHCA Eastside Occupational Medicine Center, LLC

EHCA Metropolitan, LLC

EHCA Parkway, LLC

EHCA Peachtree, LLC

EHCA West Paces, LLC

EHCA, LLC

Fairview Medical Services, LLC

Fairview Park, Limited Partnership

Fairview Park Hospital

Georgia Psychiatric Company, Inc.

Grace Family Practice, LLC

Grayson Primary Care, LLC

Greater Gwinnett Internal Medicine Associates, LLC

Greater Gwinnett Physician Corporation

Gwinnett Community Hospital, Inc.

HCA Health Services of Georgia, Inc.

HCOL, Inc.

Heritage Medical Care, LLC

Hospitalists at Fairview Park, LLC

Hughston Hospital Services, LLC

Infectious Diseases Consultants of Southwest Georgia, LLC

Johns Creek Physician Services Corporation

Marietta Outpatient Medical Building, Inc.

Marietta Outpatient Surgery, Ltd.

Marietta Surgical Center

Marietta Surgical Center, Inc.

Med Corp., Inc.

MedFirst, Inc.

Medical Center - West, Inc.

Medical Oncology Associates, LLC

MOSC Sports Medicine, Inc.

North Georgia Primary Care Group, LLC

Northlake Medical Center, LLC

Northlake MultiSpecialty Associates, LLC

Northlake Physician Practice Network, Inc.

Northlake Surgical Center, L.P.

Northlake Surgical Center

Northlake Surgicare, Inc.

Orthopaedic Specialty Associates, L.P.

Orthopaedic Sports Specialty Associates, Inc.

Palmyra Brain & Spine Center, LLC

Palmyra Park Hospital, LLC

Palmyra Professional Fees, LLC

Redmond Anesthesia Services, LLC

Redmond Hospital Services, LLC

Redmond Neurosurgery, LLC

Redmond Park Health Services, Inc.

Redmond Park Hospital, LLC

Redmond Regional Medical Center

Redmond Physician Practice Company

Redmond Physician Practice Company II

Redmond Physician Practice Company III

Redmond Physician Practice XI, LLC

Rockbridge Primary Care, LLC

Rome Imaging Center Limited Partnership

Surgery Center of Rome, L.P.

The Surgery Center of Rome

Surgicare of Augusta, Inc.

Surgicare of Buckhead, LLC

Surgicare of Eastside, LLC

Surgicare of Evans, Inc.

Surgicare of Rome, Inc.

The Rankin Foundation

Urology Center of North Georgia, LLC

West Paces Services, Inc.

IDAHO

East Falls Cardiovascular and Thoracic Surgery, LLC

East Falls OBGYN, LLC

East Falls Plastic Surgery, LLC

Eastern Idaho Health Services, Inc.

Eastern Idaho Regional Medical Center

Eastern Idaho Regional Medical Center Physician Services, LLC

EIRMC Hospitalist Services, LLC

Idaho Physician Services, Inc.

Patients First Neonatology, LLC

Patients First Neurology, LLC

West Valley Medical Center, Inc.

West Valley Medical Center

West Valley Medical Group, LLC

West Valley Professional Fee Billing, LLC

West Valley Therapy Services, LLC

ILLINOIS

Chicago Grant Hospital, Inc.

Columbia Chicago Division, Inc.

Columbia LaGrange Hospital, Inc.

Columbia Surgicare - North Michigan Ave., L.P.

Galen of Illinois, Inc.

Illinois Psychiatric Hospital Company, Inc.

Smith Laboratories, Inc.

INDIA

All About Staffing (India) Private Limited

INDIANA

Advanced Neurosurgery, LLC

Advanced Orthopedics, LLC

Advanced Plastic Surgery Center of Terre Haute, LLC

Advanced Radiation Oncology Care, LLC

Basic American Medical, Inc.

Family Medicine of Terre Haute, LLC

Hospitalists of the Wabash Valley, LLC

Jeffersonville MediVision, Inc.

Regional Hospital Healthcare Partners, LLC

Surgicare of Indianapolis, Inc.

Surgicare of Terre Haute, LLC

Terre Haute Heart Lung Vascular Associates, LLC

Terre Haute MOB, L.P.

Terre Haute Obstetrics and Gynecology, LLC

Wabash Cardiology Associates, LLC

Wabash Valley Hospitalists, LLC

KANSAS

Care for Women, LLC

Family Health Medical Group of Overland Park, LLC

Galichia Anesthesia Services, LLC

Galichia Emergency Physicians, LLC

Heartland Women’s Group at Wesley, LLC

Johnson County Neurology, LLC

Johnson County Surgery Center, L.P.

Surgicenter of Johnson County

Johnson County Surgicenter, L.L.C.

Kansas Pulmonary and Sleep Specialists, LLC

Kansas Trauma and Critical Care Specialists, LLC

Menorah Medical Group, LLC

Menorah Urgent Care, LLC

Mid-America Surgery Center, LLC

Mid-America Surgery Institute, LLC

Mid-America Surgery Institute

Midwest Cardiology Specialists, LLC

Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC

Midwest Division, Inc.

Midwest Oncology Associates, LLC

Mill Creek Outpatient Services, LLC

MMC Sleep Lab Management, LLC

Neurology Associates of Kansas, LLC

Neuroscience Associates of Kansas City, LLC

OPRMC-HBP, LLC

Overland Park Cardiovascular, Inc.

Overland Park Medical Specialists, LLC

Overland Park Orthopedics, LLC

Overland Park Surgical Specialties, LLC

Paragyn Surgical, LLC

Pediatric Specialty Clinic LLC

Physician Associates of Corporate Woods, LLC

Quivira Internal Medicine, Inc.

Statland Medical Group, LLC

Surgery Center of Overland Park, L.P.

Overland Park Surgery Center

Surgicare of Overland Park, LLC

Surgicare of Wichita, Inc.

Surgicare of Wichita, LLC

Surgicare of Wichita

Surgicenter of Johnson County, Ltd.

Wesley Physician Services, LLC

Wesley Physicians - Anesthesiologist, LLC

Wesley Physicians - Cardiovascular, LLC

Wesley Physicians - Medical Specialties LLC

Wesley Physicians - Obstetrics and Gynecology LLC

Wesley Physicians - Primary Care LLC

Wesley Physicians - Surgical Specialties LLC

KENTUCKY

CHCK, Inc.

Commonwealth Specialists of Kentucky, LLC

Frankfort Hospital, Inc.

Frankfort Orthopedics, LLC

Frankfort Wound Care, LLC

Galen of Kentucky, Inc.

Greenview Hospital, Inc.

Greenview Regional Hospital

Greenview PrimeCare, LLC

Hospitalists at Greenview Regional Hospital, LLC

Kentucky Cardiopulmonary Interpretation Services, LLC

Southern Kentucky Medicine Associates, LLC

Southern Kentucky Neurosurgical Associates, LLC

Southern Kentucky Urology, LLC

Surgery Center of Greenview, L.P.

Surgicare of Greenview, Inc.

Tri-County Community Hospital, Inc.

Western Kentucky Gastroenterology, LLC

LOUISIANA

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

Avoyelles Family Care (A Medical Limited Liability Company)

Center for Digestive Diseases, LLC

Children’s Multi-Specialty Group, LLC

CLASC Manager, LLC

Columbia Healthcare System of Louisiana, Inc.

Columbia West Bank Hospital, Inc.

Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.

Columbia/HCA of Baton Rouge, Inc.

Columbia/HCA of New Orleans, Inc.

Dauterive Hospital Corporation

Dauterive Hospital

Dauterive Physicians, LLC

Doctors Hospital of Opelousas Limited Partnership

HCA Health Services of Louisiana, Inc.

Lafayette OB Hospitalists, LLC

Lafayette Pediatric Neurology Center, LLC

Lafayette Surgery Center Limited Partnership

Lafayette Surgicare

Lafayette Surgicare, Inc.

Lafayette Urogynecology & Urology Center, LLC

Lakeside Women’s Services, LLC

Lakeview Multispecialty Group, LLC

Louisiana Psychiatric Company, Inc.

Medical Center of Baton Rouge, Inc.

Metairie Primary Care Associates, LLC

Notami (Opelousas), Inc.

Notami Hospitals of Louisiana, Inc.

Rapides Healthcare System, L.L.C.

Rapides Regional Medical Center

Rapides Regional Physician Group Primary Care, LLC

Rapides Regional Physician Group Specialty Care, LLC

Rapides Regional Physician Group, LLC

Rapides Surgery Center, LLC

RMCA Professionals Mgmt, LLC

Southwest Medical Center Family Practice, LLC

Southwest Medical Center Multi-Specialty Group, LLC

Southwest Medical Center Surgical Group, LLC

Surgicare Merger Company of Louisiana

Surgicare of Lakeview, Inc.

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicenter of East Jefferson, Inc.

The Regional Health System of Acadiana, LLC

The Regional Medical Center of Acadiana

Women’s & Children’s Hospital, a Campus of The Regional Medical Center of Acadiana

TUHC Anesthesiology Group, LLC

TUHC Hospitalist Group, LLC

TUHC Physician Group, LLC

TUHC Primary Care and Pediatrics Group, LLC

TUHC Radiology Group, LLC

Tulane Clinic, LLC

Tulane Professionals Management, L.L.C.

University Healthcare System, L.C.

Tulane University Hospital and Clinic

Uptown Primary Care Associates, LLC

WGH, Inc.

Women’s & Children’s Pediatric Hematology/Oncology Center, LLC

Women’s & Children’s Pediatric Orthopedic Center, LLC

Women’s & Children’s Pulmonology Clinic, LLC

Women’s and Children’s Professional Management, L.L.C.

Women’s Multi-Specialty Group, LLC

LUXEMBOURG

HCA Luxembourg 1 Sarl

HCA Luxembourg 2 Sarl

MASSACHUSETTS

Columbia Hospital Corporation of Massachusetts, Inc.

Orlando Outpatient Surgical Center, Ltd.

MISSISSIPPI

Brookwood Medical Center of Gulfport, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coastal Imaging Center, L.P.

Galen of Mississippi, Inc.

Garden Park Hospitalist Program, LLC

Garden Park Investments, L.P.

Garden Park Physician Services Corporation

Gulf Coast Medical Ventures, Inc.

HTI Health Services, Inc.

Orange Grove Surgical Associates, LLC

Southern Urology Associates, LLC

VIP, Inc.

MISSOURI

AB TIC Investments, LLC

Bone & Joint Specialists Physician Group, LLC

Cardiology Associates Medical Group, LLC

Cedar Creek Medical Group, LLC

Centerpoint Cardiology Services, LLC

Centerpoint Clinic of Blue Springs, LLC

Centerpoint Hospital Based Physicians, LLC

Centerpoint Medical Specialists, LLC

Centerpoint Orthopedics, LLC

Centerpoint Physicians Group, LLC

Centerpoint Women’s Services, LLC

Clinishare, Inc.

Endocrinology Associates of Lee’s Summit, LLC

Eye Care Surgicare, Ltd.

Eye Surgicare of Independence, LLC

Family Care at Arbor Walk, LLC

Family Health Specialists of Lee’s Summit, LLC

Foot & Ankle Specialty Services, LLC

Harrisonville Family Medicine Group, LLC

HCA Midwest Comprehensive Care, Inc.

Health Midwest Medical Group, Inc.

Health Midwest Office Facilities Corporation

Health Midwest Ventures Group, Inc.

HEI Missouri, Inc.

HM Acquisition, LLC

Independence Neurosurgery Services, LLC

Independence Surgicare, Inc.

Kansas City Neurology Associates, LLC

Kansas City Perfusion Services, Inc.

Kansas City Pulmonology Practice, LLC

Kansas City Vascular & General Surgery Group, LLC

Lee’s Summit Urgent Care, LLC

Medical Center Imaging, Inc.

Metropolitan Multispecialty Physicians Group, Inc.

Mid-States Financial Services, Inc.

Midwest Cardiovascular & Thoracic Surgery, LLC

Midwest Division - RBH, LLC

Research Belton Hospital

Midwest Division Spine Care, LLC

Midwest Doctor’s Group, LLC

Midwest Infectious Disease Specialists, LLC

Midwest Specialty Care - Lee’s Summit, LLC

Midwest Trauma Services, LLC

Midwest Women’s Healthcare Specialists, LLC

Missouri Healthcare System, L.P.

National Association of Senior Friends

Notami Hospitals of Missouri, Inc.

Nuclear Diagnosis, Inc.

Ozarks Medical Services, Inc.

Precise Imaging, Inc.

Raymore Medical Group, LLC

Research Cardiology Associates, LLC

Research Family Physicians, LLC

Research Internal Medicine, LLC

Research Multi-Specialty Physicians Group, LLC

Research Neurology Associates, LLC

Research Neuroscience Institute, LLC

Research Psychiatric - 1500, LLC

RMC - Pulmonary, LLC

RMC Transplant Physicians, LLC

Surgery Center of Independence, L.P.

Centerpoint Ambulatory Surgery Center

Surgical Care Medical Group, LLC

Surgicare of Kansas City, LLC

Surgicenter of Kansas City, L.L.C.

Surgicenter of Kansas City

Women’s Center at Brookside, LLC

NEVADA

CHC Holdings, Inc.

CHC Venture Co.

CIS Holdings, Inc.

Columbia Hospital Corporation of West Houston

Fremont Women’s Health, LLC

Health Service Partners, Inc.

Las Vegas ASC, LLC

Las Vegas Physical Therapy, Inc.

Las Vegas Surgical Center, a Nevada limited partnership

Las Vegas Surgicare, Inc.

Las Vegas Surgicare, Ltd.

Las Vegas Surgery Center

Nevada Surgery Center of Southern Hills, L.P.

Nevada Surgicare of Southern Hills, LLC

Rhodes Limited-Liability Company

Sahara Outpatient Surgery Center, Ltd.

Sahara Surgery Center

Southern Hills Medical Center, LLC

Southern Hills Hospital & Medical Center

Specialty Surgicare of Las Vegas, LP

Specialty Surgery Center

Sunrise Flamingo Surgery Center, Limited Partnership

Flamingo Surgery Center

Sunrise Mountainview Hospital, Inc.

MountainView Hospital

Sunrise Neuro Sciences, LLC

Sunrise Outpatient Services, Inc.

Sunrise Physician Services, LLC

Sunrise Trauma Services, LLC

Surgicare of Las Vegas, Inc.

Value Health Holdings, Inc.

VH Holdco, Inc.

VH Holdings, Inc.

Western Plains Capital, Inc.

NEW HAMPSHIRE

Appledore Medical Group II, Inc.

Derry ASC, Inc.

HCA Health Services of New Hampshire, Inc.

Parkland Medical Center

Portsmouth Regional Ambulatory Surgery Center

Med-Point of New Hampshire, Inc.

Occupational Health Services of PRH, LLC

Parkland Hospitalists Program, LLC

Parkland Oncology, LLC

Salem Surgery Center, Limited Partnership

Salem Surgery Center

Surgicare of Salem, LLC

NORTH CAROLINA

Brunswick Anesthesia, LLC

CareOne Home Health Services, Inc.

Cumberland Medical Center, Inc.

HCA - Raleigh Community Hospital, Inc.

Heritage Hospital, Inc.

HTI Health Services of North Carolina, Inc.

Mecklenburg Surgical Land Development, Ltd.

Raleigh Community Medical Office Building, Ltd.

Wake Psychiatric Hospital, Inc.

OHIO

Columbia/HCA Healthcare Corporation of Northern Ohio

Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.

Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.

Lorain County Surgery Center, Ltd.

Surgicare of Lorain County, Inc.

Surgicare of Westlake, Inc.

Westlake Surgicare, L.P.

OKLAHOMA

Columbia Doctors Hospital of Tulsa, Inc.

Columbia Oklahoma Division, Inc.

Edmond General Surgery, LLC

Edmond Hospitalists, LLC

Edmond Intensivists, LLC

Edmond Physician Hospital Organization, Inc.

Edmond Physician Services, LLC

Edmond Podiatry Associates, LLC

Edmond Spine and Orthopedic Services, LLC

Family Medicine Associates of Edmond, LLC

HCA Health Services of Oklahoma, Inc.

OU Medical Center

OU Medical Center Edmond

Healthcare Oklahoma, Inc.

Medi Flight of Oklahoma, LLC

Medical Imaging, Inc.

Millenium Health Care of Oklahoma, Inc.

Oklahoma Outpatient Surgery Limited Partnership

Oklahoma Surgicare

Oklahoma Physicians - Medical Specialties LLC

Oklahoma Physicians - Obstetrics and Gynecology LLC

Oklahoma Physicians - Primary Care LLC

Oklahoma Physicians - Surgical Specialties LLC

Oklahoma Surgicare, Inc.

Oklahoma Transplant Physicians, LLC

Plains Healthcare System, Inc.

Stephenson Laser Center, L.L.C.

Surgicare of Northwest Oklahoma Limited Partnership

Surgicare of Tulsa, Inc.

SWMC, Inc.

PHILIPPINES

All About Staffing Philippines, Inc.

Career Staffing U.S.A.

SOUTH CAROLINA

C/HCA Development, Inc.

Carolina Regional Surgery Center, Inc.

Carolina Regional Surgery Center, Ltd.

Grande Dunes Surgery Center

Coastal Carolina Home Care, Inc.

Coastal Carolina Multispecialty Associates, LLC

Coastal Carolina Primary Care, LLC

Coastal Inpatient Physicians, LLC

Colleton Ambulatory Care, LLC

Colleton Ambulatory Surgery Center

Colleton Diagnostic Center, LLC

Colleton Medical Anesthesia, LLC

Colleton Medical Hospitalists, LLC

Colleton Neurology Associates, LLC

Colleton Otolaryngology, Head and Neck Surgery, LLC

Columbia/HCA Healthcare Corporation of South Carolina

Columbia-CSA/HS Greater Columbia Area Healthcare System, L.P.

Doctors Hospital North Augusta Imaging Center, LLC

Doctor’s Memorial Hospital of Spartanburg, L.P.

Edisto Multispecialty Associates, Inc.

Grand Strand Senior Health Center, LLC

Grand Strand Specialty Associates, LLC

Grand Strand Surgical Specialists, LLC

North Augusta Rehab Health Center, LLC

North Charleston Diagnostic Imaging Center, LLC

South Atlantic Division, Inc.

South Carolina Imaging Employer Corp.

Tri-County Surgical Specialists, LLC

Trident Behavioral Health Services, LLC

Trident Eye Surgery Center, L.P.

Trident Eye Surgery Center

Trident Medical Services, Inc.

Trident Neonatology Services, LLC

Walterboro Community Hospital, Inc.

Colleton Medical Center

SWITZERLAND

Glemm SA

HCA Switzerland Finance Sarl

HCA Switzerland Holding Sarl

TENNESSEE

Arthritis Specialists of Nashville, Inc.

Athens Community Hospital, Inc.

Atrium Surgery Center, Ltd.

Centennial Cardiovascular Consultants, LLC

Centennial Heart, LLC

Centennial Neuroscience, LLC

Centennial Primary Care, LLC

Centennial Psychiatric Associates, LLC

Centennial Surgery Center, L.P.

Centennial Surgery Center

Centennial Surgical Associates, LLC

Centennial Surgical Clinic, LLC

Central Tennessee Hospital Corporation

Horizon Medical Center

Chattanooga Diagnostic Associates, LLC

Chattanooga Healthcare Network Partner, Inc.

Chattanooga Healthcare Network, L.P.

Columbia Integrated Health Systems, Inc.

Columbia Medical Group - Centennial, Inc.

Columbia Medical Group - Daystar, Inc.

Columbia Medical Group - Parkridge, Inc.

Columbia Medical Group - Southern Hills, Inc.

Columbia Medical Group - The Frist Clinic, Inc.

Dickson Corporate Health Services, LLC

Dickson Surgery Center, L.P.

Frist Clinic Express, LLC

Gastroenterology Specialists of Middle Tennessee, LLC

H2U Wellness Centers, LLC

HCA - Information Technology & Services, Inc.

HCA - IT&S PBS Field Operations, Inc.

HCA ASD Financial Operations, LLC

HCA ASD Sales Services, LLC

HCA Central Group, Inc.

HCA Chattanooga Market, Inc.

HCA Development Company, Inc.

HCA Eastern Group, Inc.

HCA Health Services of Tennessee, Inc.

Centennial Medical Center

Centennial Medical Center at Ashland City

Southern Hills Medical Center

StoneCrest Medical Center

Summit Medical Center

HCA Long Term Health Services of Miami, Inc.

Sister Emmanuel Hospital

HCA Medical Services, Inc.

HCA Physician Services, Inc.

HCA Realty, Inc.

Health to You, LLC

Healthcare Sales National Management Services Group, LLC

Healthtrust, Inc. - The Hospital Company

Hendersonville Hospital Corporation

Hendersonville Medical Center

Hendersonville Hospitalist Services, Inc.

Hendersonville OB/GYN, LLC

Hendersonville Primary Care, LLC

Hermitage Primary Care, LLC

Holly Hill/Charter Behavioral Health System, L.L.C.

Hometrust Management Services, Inc.

Horizon Orthopedics, LLC

Horizon Surgical, LLC

Hospital Corporation of Tennessee

Hospital Realty Corporation

Hospitalists at Centennial Medical Center, LLC

Hospitalists at Horizon Medical Center, LLC

Hospitalists at Parkridge, LLC

Hospitalists at StoneCrest, LLC

HTI Memorial Hospital Corporation

Skyline Madison Campus

Skyline Medical Center

Indian Path Hospital, Inc.

Indian Path Rehabilitation Center, Inc.

Internal Medicine Associates of Southern Hills, LLC

Lookout Valley Medical Center, LLC

Madison Behavioral Health, LLC

Madison Internal Medicine, LLC

McMinnville Cardiology, LLC

Med Group - Southern Hills Hospitalists, LLC

Medical Group - Dickson, Inc.

Medical Group - Southern Hills of Brentwood, LLC

Medical Group - Southern Hills of Nolensville, LLC

Medical Group - Stonecrest FP, Inc.

Medical Group - Stonecrest Pulmonology, LLC

Medical Group - StoneCrest, Inc.

Medical Group - Summit, Inc.

Medical Plaza Ambulatory Surgery Center Associates, L.P.

Plaza Day Surgery

Medical Plaza MRI, L.P.

Middle Tennessee Neurology LLC

Mid-State Physicians, LLC

Nashville Psychiatric Company, Inc.

Natchez Surgery Center, LLC

Network Management Services, Inc.

Neurology Associates of Hendersonville, LLC

North Florida Regional Freestanding Surgery Center, L.P.

North Florida Surgical Pavilion

North Nashville Family Health Center, LLC

NPAS Affiliate, Inc.

NPAS Solutions, LLC

NPAS, Inc.

Old Fort Village, LLC

OneSourceMed, Inc.

Palmer Medical Center, LLC

Parallon Business Solutions, LLC

Parallon Credentialing Solutions, LLC

Parallon Employer, LLC

Parallon Health Information Solutions, LLC

Parallon Payroll Solutions, LLC

Parallon Physician Services, LLC

Parallon Workforce Management Solutions, LLC

Park View Insurance Company

Parkridge East Specialty Associates, LLC

Parkridge Hospitalists, Inc.

Parkridge Medical Associates, LLC

Parkridge Medical Center, Inc.

Parkridge East Hospital

Parkridge Medical Center

Parkridge Valley Hospital

Parkridge Professionals, Inc.

Parkside Surgery Center, Inc.

Plano Ambulatory Surgery Associates, L.P.

Surgery Center of Plano

Portland Primary Care, LLC

Portland Surgical, LLC

Premier ASC, LLC

Pulmonary Medicine of Dickson, LLC

Rio Grande Surgery Center Associates, L.P.

Rio Grande Surgery Center

SCRI Services, LLC

Shelbyville Cardiology, LLC

Signal Mountain Primary Care, LLC

Skyline Medical Group, LLC

Skyline Neuroscience Associates, LLC

Skyline Primary Care, LLC

Skyline Rehab Associates, LLC

Skyline Riverside Medical Group, LLC

Southeast Surgical Solutions, LLC

Southern Hills Neurology Consultants, LLC

Southern Hills Orthopaedic Consultants, LLC

Specialist Group at Centennial, LLC

Spring Hill Hospital, Inc.

Spring Hill Physicians, LLC

SRS Acquisition, Inc.

St. Mark’s Ambulatory Surgery Associates, L.P.

St. Mark’s Outpatient Surgery Center

Sterling Primary Care Associates, LLC

Stonecrest Medical Group - Family Practice of Murfreesboro, LLC

Stonecrest Medical Group - SC Murfreesboro Family Practice, LLC

Sullins Surgical Center, Inc.

Summit Convenient Care at Lebanon, LLC

Summit Heart, LLC

Summit Research Solutions, LLC

Summit Surgery Center, L.P.

Summit Surgery Center

Summit Surgical Associates, LLC

Summit Walk-in Clinic, LLC

Surgery Center of Chattanooga, L.P.

Surgery Center of Chattanooga

Surgicare of Chattanooga, LLC

Surgicare of Dickson, LLC

Surgicare of Madison, Inc.

Surgicare of Natchez, LLC

Surgicare of Premier Orthopaedic, LLC

Surgicare of Southern Hills, Inc.

Surgicare of Wilson County, LLC

Surgicare Outpatient Center of Jackson, Inc.

Sycamore Shoals Hospital, Inc.

TCMC Madison-Portland, Inc.

Tennessee Healthcare Management, Inc.

Tennessee Valley Outpatient Diagnostic Center, LLC

The Charter Cypress Behavioral Health System, L.L.C.

Trident Ambulatory Surgery Center, L.P.

Trident Ambulatory Surgery Center

TriStar Cardiovascular Surgery, LLC

TriStar Health System, Inc.

TriStar Medical Group - Centennial Primary Care, LLC

TriStar OB/GYN, LLC

Vascular and Endovascular Specialists, LLC

Vision Holdings, LLC

Wilson County Outpatient Surgery Center, L.P.

TEXAS

Administrative Physicians of North Texas, PLLC

All About Staffing of Texas, Inc.

Ambulatory Endoscopy Clinic of Dallas, Ltd.

Ambulatory Endoscopy Clinic of Dallas

Arlington Diagnostic South, Inc.

Arlington Neurosurgeons, PLLC

Arlington Primary Care, PLLC

Arlington Primary Medicine, PLLC

Arlington Vascular Surgery, PLLC

Austin Heart Cardiology MSO, LLC

Austin Heart, PLLC

Austin Medical Center, Inc.

Austin Physicians Management, LLC

Austin Urogynecology, PLLC

Bailey Square Ambulatory Surgical Center, Ltd.

Bailey Square Surgery Center

Bailey Square Outpatient Surgical Center, Inc.

Barrow Medical Center CT Services, Ltd.

Bay Area Healthcare Group, Ltd.

Corpus Christi Medical Center

Bay Area Surgical Center Investors, Ltd.

Bay Area Surgicare Center, Inc.

Bayshore Occupational and Family Medicine, PLLC

Bayshore Surgery Center, Ltd.

Bedford-Northeast Community Hospital, Inc.

Bellaire Imaging, Inc.

Brownsville Specialists of Texas, PLLC

Brownsville Surgical Specialists, PLLC

Brownsville-Valley Regional Medical Center, Inc.

C. Medrano, M.D., PLLC

Calder Urgent Care, PLLC

Calloway Creek Surgery Center, L.P.

Calloway Creek Surgicare, LLC

Capital Area Cardiology

Capital Area Occupational Medicine, PLLC

Capital Area Primary Care, PLLC

Capital Area Providers

Capital Area Specialists, PLLC

Capital Area Surgeons, PLLC

Cardio Vascular Surgeons of North Texas, PLLC

Cardiology Specialists of North Texas, PLLC

Central San Antonio Surgical Center Investors, Ltd.

Central Texas Cardiac Arrhythmia Physicians, PLLC

CHC Management, Ltd.

CHC Payroll Company

CHC Realty Company

CHCA Pearland, L.P.

CHC-El Paso Corp.

CHC-Miami Corp.

Christina Cano-Gonzalez, M.D., PLLC

Clear Lake Family Physicians, PLLC

Clear Lake Multi-Specialty Group, PLLC

Clear Lake Regional Medical Center, Inc.

Clear Lake Surgicare, Ltd.

Bay Area Surgicare Center

Coastal Bend Hospital CT Services, Ltd.

Collin County Diagnostic Associates, PLLC

COL-NAMC Holdings, Inc.

Columbia Ambulatory Surgery Division, Inc.

Columbia Bay Area Realty, Ltd.

Columbia Call Center, Inc.

Columbia Central Group, Inc.

Columbia Champions Treatment Center, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.

Columbia Hospital at Medical City Dallas Subsidiary, L.P.

Medical City Dallas Hospital

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital-El Paso, Ltd.

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center at Lancaster Subsidiary, L.P.

Columbia Medical Center Dallas Southwest Subsidiary, L.P.

Columbia Medical Center of Arlington Subsidiary, L.P.

Medical Center of Arlington

Columbia Medical Center of Denton Subsidiary, L.P.

Denton Regional Medical Center

Columbia Medical Center of Las Colinas, Inc.

Las Colinas Medical Center

Columbia Medical Center of Lewisville Subsidiary, L.P.

Medical Center of Lewisville

Columbia Medical Center of McKinney Subsidiary, L.P.

Medical Center of McKinney

Columbia Medical Center of Plano Subsidiary, L.P.

Medical Center of Plano

Columbia North Hills Hospital Subsidiary, L.P.

North Hills Hospital

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center Partners, Ltd.

Columbia Northwest Medical Center, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Plaza Medical Center of Fort Worth

Columbia Psychiatric Management Co.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, L.P.

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia/HCA Healthcare Corporation of Central Texas

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA Physician Hospital Organization Medical Center Hospital

Columbia-Quantum, Inc.

Comprehensive Radiology Management Services, Ltd.

Congenital Heart Surgery Center, PLLC

Conroe Hospital Corporation

Conroe Orthopedic Specialists, PLLC

Conroe Specialists of Texas, PLLC

Corpus Christi Healthcare Group, Ltd.

Corpus Christi Primary Care Associates, PLLC

Corpus Christi Radiation Oncology, PLLC

Corpus Christi Surgery Center, L.P.

Corpus Christi Surgery, Ltd.

Corpus Surgicare, Inc.

CP Surgery Center, LLC

Dallas Cardiology Specialists, PLLC

Dallas CardioThoracic Surgery Consultants, PLLC

Dallas Hand Surgery Center, PLLC

Dallas Neuro-Stroke Affiliates, PLLC

Deep Purple Investments, LLC

Denton Cancer Center, PLLC

Denton County Hospitalist Program, PLLC

Denton Pediatric Physicians, PLLC

Denton Primary Care, PLLC

Denton Regional Ambulatory Surgery Center, L.P.

Day Surgery Center at Denton Regional Medical Center

DFW Physicians Group, PLLC

Doctors Bay Area Physician Hospital Organization

Doctors Hospital (Conroe), Inc.

E.P. Physical Therapy Centers, Inc.

East Houston Specialists, PLLC

El Paso Healthcare Provider Network

El Paso Healthcare System Physician Services, LLC

El Paso Healthcare System, Ltd.

Las Palmas Del Sol Healthcare

El Paso Nurses Unlimited, Inc.

El Paso Primary Care, PLLC

El Paso Surgery Centers, L.P.

East El Paso Surgery Center

Surgical Center of El Paso

El Paso Surgicenter, Inc.

Eldridge Family Practitioners, PLLC

Elite Family Health of Plano, PLLC

Elite OB-GYN Services of El Paso, PLLC

Elite Orthopaedics of El Paso, PLLC

Elite Orthopaedics of Irving, PLLC

Elite Orthopaedics of Plano, PLLC

Emergency Psychiatric Medicine, PLLC

Endoscopy Clinic of Dallas, Inc.

Endoscopy of Plano, L.P.

Endoscopy of Plano

Endoscopy Surgicare of Plano, LLC

EPIC Properties, Inc.

EPSC, L.P.

Family First Medicine in Brownsville, PLLC

Family Practitioners of Montgomery, PLLC

Family Practitioners of Pearland, PLLC

Flower Mound Surgery Center, Ltd.

Fort Worth Investments, Inc.

Frisco Warren Parkway 91, Inc.

G. Rowe, M.D. , PLLC

G. Schnider, M.D., PLLC

Galen Hospital of Baytown, Inc.

General and Cardiovascular Surgeons of Conroe, PLLC

General Surgeons of Houston, PLLC

General Surgeons of North Richland Hills, PLLC

General Surgeons of Pasadena, PLLC

GI Associates of Denton, PLLC

Gramercy Surgery Center, Ltd.

Gramercy Outpatient Surgery Center

Greater Houston Preferred Provider Option, Inc.

Green Oaks Hospital Subsidiary, L.P.

Green Oaks Hospital

Gulf Coast Division, Inc.

Gulf Coast Physician Administrators, Inc.

H2U Wellness Centers - PISD, PLLC

H2U Wellness Centers - San Benito CISD, PLLC

HCA Central/West Texas Physicians Management, LLC

HCA Health Services of Texas, Inc.

HCA Pearland GP, Inc.

HCA Plano Imaging, Inc.

HCA Western Group, Inc.

HCAPS Conroe Affiliation, Inc.

Heart Specialist of North Texas, PLLC

Heartcare of Texas, Ltd.

Hidalgo County Family Practitioners, PLLC

Hidden Lakes Health Center, PLLC

Hip & Joint Specialists of North Texas, PLLC

Houston Northwest Surgical Partners, Inc.

Houston Pediatric Specialty Group, PLLC

HPG Energy, L.P.

HPG GP, LLC

HTI Gulf Coast, Inc.

HWCA, PLLC

Internal Medicine Associates of Huntsville, PLLC

J. M. Garcia, M.D., PLLC

Kathy L. Summers, M.D., PLLC

Kennedale Primary Care PLLC

Kingwood Multi-Specialty Group, PLLC

Kingwood Surgery Center, LLC

Humble Kingwood Endoscopy Center

KPH-Consolidation, Inc.

Kingwood Medical Center

Kyle Primary Care, PLLC

Las Colinas Primary Care, PLLC

Las Colinas Surgery Center, Ltd.

Las Colinas Surgery Center

Leadership Healthcare Holdings II L.P., L.L.P.

Leadership Healthcare Holdings L.P., L.L.P.

Leslie Cohan, M.D., PLLC

Longview Regional Physician Hospital Organization, Inc.

M. Jamshidi, D.O., PLLC

Mainland Family Medicine, PLLC

Mainland Multi-Specialty Group, PLLC

Mainland Primary Care Physicians, PLLC

Mark Gottesman, M.D., PLLC

Mary Alice Cowan, M.D., PLLC

Maternal Fetal Medicine Specialists of Corpus Christi, PLLC

McKinney Surgeons, PLLC

MEC Endoscopy, LLC

Med City Dallas Outpatient Surgery Center, L.P.

Medical City Dallas Ambulatory Surgery Center

Med-Center Hosp./Houston, Inc.

Medical Care Surgery Center, Inc.

Medical City Dallas Hospital, Inc.

MediPurchase, Inc.

Methodist Healthcare System of San Antonio, Ltd., L.L.P.

Methodist Ambulatory Surgery Hospital - Northwest

Methodist Hospital

Methodist Specialty and Transplant Hospital

Methodist Stone Oak Hospital

Methodist Texsan Hospital, a Methodist Hospital facility

Metropolitan Methodist Hospital

Northeast Methodist Hospital

Methodist Medical Center ASC, L.P.

Methodist Ambulatory Surgery Center - Medical Center

Metroplex Surgicenters, Inc.

MGH Medical, Inc.

MHS SC Partner, L.L.C.

MHS Surgery Centers, L.P.

Mid-Cities Surgi-Center, Inc.

Movement Disorders of North Texas, PLLC

National Patient Account Services, Inc.

Navarro Memorial Hospital, Inc.

Neuro Texas, PLLC

Neuro-Hospitalist of Clear Lake, PLLC

Neurological Eye Specialists of North Texas, PLLC

Neurological Specialists of McKinney, PLLC

Neurological Specialists, PLLC

Neurosurgical Specialists of El Paso, PLLC

Neurosurgical Specialists of North Texas, PLLC

North Austin Maternal Fetal Medicine, PLLC

North Austin Plastic Surgery Associates, PLLC

North Austin Surgery Center, L.P.

North Austin Surgery Center

North Central Methodist ASC, L.P.

Methodist Ambulatory Surgery Center - North Central

North Hills Cardiac Catheterization Center, L.P.

North Hills Catheterization Lab, LLC

North Hills Primary Care, PLLC

North Hills Surgicare, L.P.

Texas Pediatric Surgery Center

North Shore Specialists of Texas, PLLC

North Texas Cardiology, PLLC

North Texas Craniofacial Fellowship Program, PLLC

North Texas Division, Inc.

North Texas General, L.P.

North Texas Geriatrics, PLLC

North Texas Heart Surgery Center, PLLC

North Texas Internal Medicine Specialists, PLLC

North Texas Neuro Stroke OP, PLLC

North Texas of Hope, PLLC

North Texas Pulmonary Critical Care, PLLC

North Texas Sports and Orthopedics Center, PLLC

North Texas Stroke Center, PLLC

Northeast Methodist Surgicare, Ltd.

Northeast PHO, Inc.

Oakwood Surgery Center, Ltd., LLP

Oakwood Surgery Center

OB Hospitalists of Woman’s Hospital, PLLC

OB/Gyn Associates of Denton, PLLC

OB/GYN of Brownsville, PLLC

Occupational and Family Medicine of South Texas

Orthopedic Hospital, Ltd.

Texas Orthopedic Hospital

Outpatient Women’s and Children’s Surgery Center, Ltd.

Fannin Surgicare

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon Surgery Centers of Texas, Inc.

Park Central Surgical Center, Ltd.

Park Central Surgical Center

Parkway Cardiac Center, Ltd.

Parkway Surgery Services, Ltd.

Pasadena Bayshore Hospital, Inc.

Pediatric Cardiac Intensivists of North Texas, PLLC

Pediatric Hospitalists of Conroe, PLLC

Pediatric Intensivists of El Paso, PLLC

Pediatric Specialists of Clear Lake, PLLC

Pediatric Surgicare, Inc.

Physicians Ambulatory Surgery Center, LLC

Physicians Endoscopy Center

Plano Surgery Center - GP, LLC

Plano Urology, PLLC

Plaza Primary Care, PLLC

Plaza Transplant Center, PLLC

Primary Care Plano, PLLC

Primary Care South, PLLC

Primary Care West, PLLC

Primary Health Network of South Texas

Quantum/Bellaire Imaging, Ltd.

Rim Building Partners, L.P.

Rio Grande Healthcare MSO, Inc.

Rio Grande NP, Inc.

Rio Grande Regional Hospital, Inc.

Rio Grande Regional Investments, Inc.

Rio Grande Valley Cardiology, PLLC

Rosewood Medical Center, Inc.

Rosewood Professional Building, Ltd.

Royal Oaks Surgery Center, L.P.

S. Faro, M.D. & C. Faro, M.D., PLLC

S.A. Medical Center, Inc.

San Antonio Division, Inc.

San Antonio Regional Hospital, Inc.

Sante Fe Family Practitioners, PLLC

SAPN, LLC

South Austin Surgery Center, Ltd.

Surgicare of South Austin

South Texas Surgicare, Inc.

Southern Texas Physicians’ Network

Specialty Associates of West Houston, PLLC

Spring Branch Family Practitioners, PLLC

Spring Branch Medical Center, Inc.

St. David’s Healthcare Partnership, L.P., LLP

Heart Hospital of Austin

North Austin Medical Center

Round Rock Medical Center

St. David’s Georgetown Hospital

St. David’s Medical Center

St. David’s South Austin Medical Center

St. David’s Cardiology, PLLC

St. David’s Neurology, PLLC

St. David’s OB Hospitalist, PLLC

STPN Manager, LLC

Sugar Land Surgery Center, Ltd.

Sugar Land Surgery Center

Sun Towers/Vista Hills Holding Co.

Surgical Center of Irving, Inc.

Surgical Facility of West Houston, L.P.

Surgical Specialists of Clear Lake, PLLC

Surgical Specialists of Corpus Christi, PLLC

Surgicare of Arlington, LLC

Surgicare of Central Park Surgery Center, LLC

Surgicare of Central San Antonio, Inc.

Surgicare of Flower Mound, Inc.

Surgicare of Fort Worth Co-GP, LLC

Surgicare of Fort Worth, Inc.

Surgicare of Gramercy, Inc.

Surgicare of Houston Women’s, Inc.

Surgicare of Kingwood, LLC

Surgicare of McKinney, Inc.

Surgicare of Medical City Dallas, LLC

Surgicare of Memorial Endoscopy, LLC

Surgicare of North Austin, LLC

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.

Surgicare of Pasadena, Inc.

Surgicare of Round Rock, Inc.

Surgicare of Royal Oaks, LLC

Surgicare of South Austin, Inc.

Surgicare of Southwest Houston, LLC

Surgicare of Sugar Land, Inc.

Surgicare of Travis Center, Inc.

Tarrant County Surgery Center, L.P.

Trinity Park Surgery Center

Texas Psychiatric Company, Inc.

The West Texas Division of Columbia, Inc.

THN Physicians Association, Inc.

Travis Surgery Center, L.P.

Tuscan Imaging Center at Las Colinas, LLC

Urological Specialists of Arlington, PLLC

Urology Services of El Paso, PLLC

Village Oaks Medical Center, Inc.

W & C Hospital, Inc.

West Houston ASC, Inc.

West Houston Healthcare Group, Ltd.

West Houston Internal Specialists, PLLC

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.

West LPN Fort Worth Oncology, PLLC

West LPN, Inc.

West McKinney Imaging Services, LLC

West Park Surgery Center, L.P.

McKinney Surgery Center

WHMC, Inc.

Woman’s Health Group, PLLC

Woman’s Hospital of Texas, Incorporated

Women Practitioners of Houston, PLLC

Women Specialists of Bayshore, PLLC

Women Specialists of Mainland, PLLC

Women’s Link Specialty Obstetrical Referral Clinic, PLLC

Women’sLink Center of Wylie - A Medical Center of Plano Facility, LLC

UNITED KINGDOM

All About Staffing (UK) Limited

Carriford Management Limited

Chelsea Outpatient Centre LLP

Enhancecorp Limited

Galen Health Partners Limited

Hamsard 3160 Limited

Hamsard 3214 LLP

Harley Street Clinic @ The Groves LLP

HCA Finance, LP

HCA International Holdings Limited

HCA International Limited

Princess Grace Hospital

The Harley Street Clinic

The Portland Hospital for Women and Children

The Wellington Hospital

HCA Luxembourg Finance Limited

HCA Purchasing Limited

HCA Staffing Limited

HCA UK Capital Limited

HCA UK Holdings Limited

HCA UK Investments Limited

HCA UK Limited

HCA UK Services, Ltd.

Healthtrust-Europe Company Limited

Healthtrust-Europe LLP

Indemed Managed Services Limited

La Tour Finance Limited Partnership

Leaders in Oncology Care Limited

Leaders in Oncology Care Network Limited

LOC @ The Christie LLP

LOC @ The London Bridge Hospital LLP

LOC @ The Wellington Hospital LLP

Platinum Medical Centre

LOC Partnership LLP

London Back Limited

London Radiography & Radiotherapy Services Limited

PET CT LLP

Robotic Radiosurgery LLP

Roodlane Medical Limited

Sarah Cannon Research UK Limited

SCRI Global Services Limited

St. Martins Healthcare Limited

Lister Hospital

London Bridge Hospital

St. Martins Ltd.

St. Martins Medical Services Limited

The Christie Clinic LLP

The Harley Street Cancer Clinic Limited

The London Stone Centre Limited

Twenty Seven Welbeck Street Limited

Wellington Diagnostic Services LLP

UTAH

Alta Internal Medicine, LLC

Bountiful Surgery Center, LLC

Lakeview Endoscopy Center

Brigham City Community Hospital Physician Services, LLC

Brigham City Community Hospital, Inc.

Brigham City Community Hospital

Brigham City Health Plan, Inc.

Columbia Ogden Medical Center, Inc.

Ogden Regional Medical Center

East Layton Internal Medicine, LLC

General Hospitals of Galen, Inc.

Gynecology Specialists of Utah, LLC

Healthtrust Utah Management Services, Inc.

Hospital Corporation of Utah

Lakeview Hospital

HTI Physician Services of Utah, Inc.

Jordan Family Health, L.L.C.

Lakeview Hospital Physician Services, LLC

Lakeview Internal Medicine, LLC

Lakeview Neurosurgery Clinic, LLC

Lakeview Professional Billing, LLC

Lakeview Urology & General Surgery, LLC

Layton Family Practice, LLC

Lone Peak General Surgery, LLC

Lone Peak Hospital, Inc.

Maternal Fetal Services of Utah, LLC

Mountain Division, Inc.

Mountain View Hospital, Inc.

Mountain View Hospital

Mountain View Medical Office Building, Ltd.

Mountain West Surgery Center, LLC

Mountain West Surgery Center

MountainStar Brigham General Surgery, LLC

Mountainstar Brigham OBGYN, LLC

MountainStar Canyon Surgical Clinic, LLC

MountainStar Cardiology Ogden Regional, LLC

MountainStar Cardiology St. Marks, LLC

Mountainstar Cardiovascular Services, LLC

MountainStar Medical Group - Brigham City Community Hospital, LLC

MountainStar Medical Group - Ogden Regional Medical Center, LLC

MountainStar Medical Group - St. Mark’s Hospital, LLC

MountainStar Medical Group Neurosurgery - St. Mark’s, LLC

Mountainstar Ogden Pediatrics, LLC

MVH Professional Services, LLC

Northern Utah Healthcare Corporation

St. Mark’s Hospital

Northern Utah Healthcare Imaging Holdco, LLC

Northern Utah Imaging, LLC

Ogden Imaging, LLC

Ogden Internal Medicine & Urology, LLC

Ogden Regional Health Plan, Inc.

Ogden Regional Medical Center Professional Billing, LLC

Ogden Senior Center, LLC

Salt Lake City Surgicare, Inc.

Shadow Mountain Family Medicine, LLC

St. Mark’s Gynecology Oncology Care, LLC

St. Mark’s Investments, Inc.

St. Mark’s Physicians, Inc.

St. Mark’s Professional Services, LLC

St. Mark’s South Jordan Family Practice, LLC

Surgicare of Bountiful, LLC

Surgicare of Mountain West, LLC

Surgicare of Utah, LLC

Surgicare of Wasatch Front, LLC

The Wasatch Endoscopy Center, Ltd.

Wasatch Endoscopy Center

Timpanogos Pain Specialists, LLC

Timpanogos Professional Services, LLC

Timpanogos Regional Medical Services, Inc.

Timpanogos Regional Hospital

Utah Imaging GP, LLC

Utah Surgery Center, L.P.

South Towne Surgery Center

Wasatch Front Surgery Center, LLC

Utah Surgical Center

West Jordan Hospital Corporation

West Valley Imaging, LLC

VIRGINIA

Alleghany General and Bariatric Services, LLC

Alleghany Hospitalists, LLC

Alleghany Primary Care, Inc.

Alleghany Specialists, LLC

Ambulatory Services Management Corporation of Chesterfield County, Inc.

Appomattox Imaging, LLC

Arlington Surgery Center, L.P.

Arlington Surgicare, LLC

Ashburn ASC, LLC

Ashburn Imaging, LLC

Atrium Surgery Center, L.P.

Atrium Surgicare, LLC

Blacksburg Family Care, LLC

Buford Road Imaging, L.L.C.

Capital Anesthesia Services, LLC

Capital Division, Inc.

Cardiac Surgical Associates, LLC

Cardiothoracic Surgeons of Roanoke Valley, LLC

Carlin Springs Urgent Care, LLC

Central Shared Services, LLC

Chesterfield Imaging, LLC

Chippenham & Johnston-Willis Hospitals, Inc.

CJW Medical Center

Chippenham & Johnston-Willis Sports Medicine, LLC

Chippenham Ambulatory Surgery Center, LLC

Chippenham Pediatric Specialists, LLC

Christiansburg Family Medicine, LLC

Christiansburg Internal Medicine, LLC

CJW Infectious Disease, LLC

CJW Wound Healing Center, LLC

Colonial Heights Ambulatory Surgery Center, L.P.

Colonial Heights Surgery Center

Colonial Heights Surgicare, LLC

Columbia Arlington Healthcare System, L.L.C.

Columbia Healthcare of Central Virginia, Inc.

Columbia Medical Group - Southwest Virginia, Inc.

Columbia Pentagon City Hospital, L.L.C.

Columbia/Alleghany Regional Hospital, Incorporated

LewisGale Hospital Alleghany

Columbia/HCA John Randolph, Inc.

John Randolph Medical Center

Commonwealth Perinatal Services, LLC

Crewe Outpatient Imaging, LLC

CVMC Property, LLC

Daleville Imaging Manager, LLC

Daleville Imaging, L.P.

Dominion Hospital Physicians’ Group, LLC

Fairfax Surgical Center, L.P.

Fairfax Surgical Center

Family Medicine of Blacksburg, LLC

Family Practice at Forest Hill, LLC

Family Practice at Retreat, LLC

Fort Chiswell Family Practice, LLC

Galen of Virginia, Inc.

Galen Property, LLC

Galen Virginia Hospital Corporation

Generations Family Practice, Inc.

GYN-Oncology of Southwest Virginia, LLC

Hanover Outpatient Surgery Center, L.P.

Hanover Outpatient Surgery Center

HCA Health Services of Virginia, Inc.

Henrico Doctors’ Hospital

Henrico Doctors’ Hospital-Forest Campus

Parham Doctors’ Hospital - A Campus of Henrico Doctors’ Hospital

Retreat Doctors’ Hospital - A Campus of Henrico Doctors’ Hospital

HCA Richmond Division, Inc.

HDH Thoracic Surgeons, LLC

Henrico Doctors’ Family Medicine, LLC

Henrico Doctors’ Neurology Associates, LLC

Henrico Doctor’s OB GYN Specialists, LLC

Henrico Radiation Oncology, LLC

Henrico Surgical Specialists, LLC

HSS Virginia, L.P.

Institute of Advanced ENT Surgery, LLC

Internal Medicine of Blacksburg, LLC

James River Internists, LLC

John Randolph Family Practice, LLC

John Randolph OB/GYN, LLC

John Randolph Surgeons, LLC

Lewis Gale Physicians Specialists, LLC

Lewis-Gale Hospital, Incorporated

Lewis-Gale Physicians, LLC

LGMC Ambulatory Surgery Center, LLC

Loudoun Surgery Center, L.P.

Loudoun Surgery Center, LLC

Management Services of the Virginias, Inc.

Mechanicsville Imaging, LLC

Montgomery Cancer Center, LLC

Montgomery Hospitalists, LLC

Montgomery Regional Hospital, Inc.

LewisGale Hospital Montgomery

Montgomery Surgery Associates, LLC

Northern Virginia Community Hospital, LLC

Northern Virginia Hospital Corporation

Orthopedics Specialists, LLC

Pediatric Specialists for CJW, LLC

Preferred Hospitals, Inc.

Primary Care of West End, LLC

Primary Health Group, Inc.

Pulaski Community Hospital, Inc.

LewisGale Hospital Pulaski

Pulaski Radiologists, LLC

Pulaski Urology, LLC

Quick Care Centers, LLC

Radford Family Medicine, LLC

Reston Hospitalists, LLC

Reston Surgery Center, L.P.

Reston Surgery Center

Retreat Cardiology, LLC

Retreat Hospital, LLC

Retreat Internal Medicine, LLC

Retreat Surgical Associates, LLC

Richmond Imaging Employer Corp.

Richmond Multi-Specialty, LLC

Richmond Pediatric Surgeon’s, LLC

Roanoke Imaging, LLC

Roanoke Neurosurgery, LLC

Roanoke Surgery Center, L.P.

Blue Ridge Surgery Center

Roanoke Valley Gynecology, LLC

Salem Hospitalists, LLC

Short Pump Imaging, LLC

Southwest Virginia Fertility Center, LLC

Southwest Virginia Orthopedics and Spine, LLC

Specialty Physicians of Northern Virginia, LLC

Spotsylvania Condominium Property, LLC

Spotsylvania Medical Center, Inc.

Spotsylvania Regional Medical Center

Spotsylvania Multi-Specialty Group, LLC

Spotsylvania Regional Surgery Center, LLC

Stafford Imaging, LLC

Surgical Associates of Southwest Virginia, LLC

Surgical Associates of the New River Valley, LLC

Surgicare of Ashburn, LLC

Surgicare of Chippenham, LLC

Surgicare of Fairfax, Inc.

Surgicare of Hanover, Inc.

Surgicare of Reston, Inc.

Surgicare of Roanoke, LLC

Surgicare of Spotsylvania, LLC

Surgicare of Tuckahoe, Inc.

Tri-City Multi-Specialty, LLC

Urology Specialists of Richmond, LLC

Virginia Gynecologic Oncology, LLC

Virginia Hematology & Oncology Associates, Inc.

Virginia Hospitalists, Inc.

Virginia Psychiatric Company, Inc.

Dominion Hospital

West Creek Ambulatory Surgery Center, LLC

West Creek Medical Center, Inc.

Women’s & Children’s Center, LLC

Women’s Health Center of SWVA, LLC

WASHINGTON

ACH, Inc.

Capital Network Services, Inc.

WEST VIRGINIA

Columbia Parkersburg Healthcare System, LLC

Galen of West Virginia, Inc.

HCA Health Services of West Virginia, Inc.

Hospital Corporation of America

Parkersburg SJ Holdings, Inc.

Teays Valley Health Services, LLC

Tri Cities Health Services Corp.